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                                                                EXHIBIT 10.34.7



                          INDEMNITY AND HOLD HARMLESS



        Esmor, Inc. agrees, for good and valuable consideration including but not limited to Anne E. Estabrook, T/A Elberon Development Co.'s ("Owner") consent of the assignment of Esmor's lease of 625 Evans Street, Elizabeth, New Jersey to Corrections Corporation of America ("CCA"), that Esmor will indemnify and hold Owner harmless from any and all claims, actions, or proceedings, judgments, awards, charges, costs and expenses, including but not limited to, reasonable attorney fees, (1) arising out of Esmor's occupation and use of the premises, (2) any work or thing done in or about the premises by or on behalf of Esmor, (3) any breach or default by Esmor in performing any obligation under the lease, or (4) any act or negligence of Esmor or its agents, contractors, servants, employees, and licensees, through the effective date of the lease assignment. CAA will assume all rights and responsibilities under the lease after that date.

                                ESMOR, INC.:



                                By: /s/ James F. Slattery
                                   ------------------------------------------
                                    James F. Slattery, President



                                Date: 5/6/96
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                                Accepted
                                ANNE E. ESTABROOK, T/A ELBERON DEVELOPMENT CO.:


                                         /s/ Anne E. Estabrook
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                                Date:      June 12, 1996
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